UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2025

Central Index Key Number of the issuing entity: 0002041680

Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Item 8.01. Other Events.

On March 20, 2025 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the Morgan Stanley Bank of America Merrill Lynch 2025-5C1, Commercial Mortgage Pass-Through Certificates, Series 2025-5C1 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 40 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of March 11, 2025, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of March 11, 2025, between the Registrant and AREF2; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of March 11, 2025, between the Registrant and BANA; and certain of the Mortgage Loans will be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of March 11, 2025, between the Registrant and SMC.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Grand Plaza	N/A	Exhibit 99.5
Logan Cargo Park	N/A	Exhibit 99.6
Project Midway	Exhibit 4.2	Exhibit 99.7
Gateway Center North	Exhibit 4.3	Exhibit 99.8
Prosper South Bend Apartments	N/A	Exhibit 99.9
Wilshire Office Portfolio	Exhibit 4.4	Exhibit 99.10
Abington & Cypress	N/A	Exhibit 99.11
The Spiral	Exhibit 4.5	Exhibit 99.12
Tops & Kroger Portfolio	Exhibit 4.6	Exhibit 99.13

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., Academy Securities, Inc. and AmeriVet Securities, Inc. (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 11, 2025, between the Registrant, the Underwriters, as underwriters, and MSMCH, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., Academy Securities, Inc. and AmeriVet Securities, Inc. (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of March 11, 2025, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 12, 2025 and filed with the Securities and Exchange Commission on March 13, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282944) was originally declared effective on January 3, 2025.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of March 11, 2025, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Academy Securities, Inc. and AmeriVet Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of March 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of February 11, 2025, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank National Trust Company, as certificate administrator, paying agent and custodian, Computershare Trust Company, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the BX 2025-BIO3 securitization transaction, pursuant to which the Project Midway Mortgage Loan is serviced.
4.3	Pooling and Servicing Agreement, dated as of November 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC (as successor-in-interest to Wells Fargo Bank, National Association), as servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, relating to the BANK5 2024-5YR11 securitization transaction, pursuant to which the Gateway Center North Mortgage Loan is serviced.
4.4	Pooling and Servicing Agreement, dated as of January 1, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC (as successor-in-interest to Wells Fargo Bank, National Association), as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and BellOak, LLC, as operating advisor and asset representations reviewer, relating to the WFCM 2025-5C3 securitization transaction, pursuant to which the Wilshire Office Portfolio Mortgage Loan is serviced.
4.5	Trust and Servicing Agreement, dated as of January 24, 2025, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC (as successor-in-interest to Wells Fargo Bank, National Association), as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, and Computershare Trust Company, National Association, as certificate administrator and trustee, relating to the Hudson Yards 2025-SPRL securitization transaction, pursuant to which The Spiral Mortgage Loan is serviced.
4.6	Pooling and Servicing Agreement, dated as of December 1, 2024, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, relating to the BBCMS 2024-5C31 securitization transaction, pursuant to which the Tops & Kroger Portfolio Mortgage Loan is serviced.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 12, 2025.
99.1	Mortgage Loan Purchase Agreement, dated as of March 11, 2025, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of March 11, 2025, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance 2 LLC.
99.3	Mortgage Loan Purchase Agreement, dated as of March 11, 2025, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of March 11, 2025, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.5	Agreement Between Note Holders, dated as of February 26, 2025, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Grand Plaza Whole Loan.
99.6	Agreement Between Note Holders, dated as of February 27, 2025, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Logan Cargo Park Whole Loan.
99.7	Co-Lender Agreement, dated as of February 6, 2025, by and between German American Capital Corporation, as initial note A holder, Citi Real Estate Funding Inc., as initial note A holder, Morgan Stanley Bank, N.A., as initial note A holder, German American Capital Corporation, as initial note B-1 holder, Citi Real Estate Funding Inc., as initial note B-2 holder, and Morgan Stanley Bank, N.A., as initial note B-3 holder, relating to the Project Midway Whole Loan.
99.8	Agreement Among Note Holders, dated as of October 29, 2024, by and among Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, relating to the Gateway Center North Whole Loan.
99.9	Agreement Between Note Holders, dated as of February 20, 2025, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Prosper South Bend Apartments Whole Loan.
99.10	Agreement Between Note Holders, dated as of December 27, 2024, by and between Wells Fargo Bank, National Association, as note A-1 holder, Bank of America, National Association, as note A-2 holder, and JPMorgan Chase Bank, National Association, as note A-3 holder, relating to the Wilshire Office Portfolio Whole Loan.
99.11	Co-Lender Agreement, dated as of February 25, 2025, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder and initial note A-2 holder, relating to the Abington & Cypress Whole Loan.
99.12	Co-Lender Agreement, dated as of January 24, 2025, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-5 holder, initial note A-9 holder and initial note B-1 holder, Bank of America, National Association, as initial note A-2 holder, initial note A-6 holder, initial note A-10 holder and initial note B-2 holder, Goldman Sachs Bank USA, as initial note A-3 holder, initial note A-7 holder, initial note A-11 holder and initial note B-3 holder, and Wells Fargo Bank, National Association, as initial note A-4 holder, initial note A-8 holder, initial note A-12 holder and initial note B-4 holder, relating to The Spiral Whole Loan.
99.13	Agreement Between Note Holders, dated as of November 20, 2024, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, initial note A-2 holder and initial note A-4 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the Tops & Kroger Portfolio Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam Title: President

Dated: March 13, 2025

MSBAM 2025-5C1 – Form 8-K